Initial Public Offering (Q2)	6 Months Ended
Jun. 30, 2021
Initial Public Offering [Abstract]
Initial Public Offering
Note 3 - Initial Public Offering
On March 2, 2021, the Company consummated its Initial Public Offering of 14,950,000 Public Shares, including the 1,950,000 Public Shares as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Public Share, generating gross proceeds of $149.5 million, and incurring offering costs of approximately $8.8 million, inclusive of approximately $5.2 million in deferred underwriting commissions.